UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 30, 2016

TURNING POINT BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37763	20-0709285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5201 Interchange Way, Louisville, KY 40229
(Address of principal executive offices)
(502) 778-4421
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K dated November 30, 2016 (the “Original Form 8-K”) filed by Turning Point Brands, Inc. (the “Company”) with the Securities and Exchange Commission on December 2, 2016, announcing the completion of the Company’s acquisition of Smoke Free Technologies, Inc. (“Vapor Beast”).  At that time, the Company stated in the Original Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date that the Original Form 8-K was required to be filed.  This Current Report on Form 8-K/A amends and restates Item 9.01 of the Original Form 8-K to present certain financial statements of Vapor Beast and to present certain unaudited pro forma financial information of the Company in connection with the Company’s acquisition of Vapor Beast, which financial statements and unaudited pro forma financial statements are filed as exhibits hereto and are incorporated herein by reference.  All of the other items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited financial statements of Vapor Beast for the year ended December 31, 2015 and the notes related thereto are attached hereto as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference.

The unaudited financial statements of Vapor Beast as of and for the nine month periods ended September 30, 2016 and 2015 and the notes related thereto are attached hereto as Exhibit 99.2 and are incorporated into this Item 9.01(a) by reference.

(b)	Pro forma financial information

The unaudited pro forma combined financial information of the Company as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015 giving effect to the acquisition of Vapor Beast are attached hereto as Exhibit 99.3 and are incorporated in their entirety into this Item 9.01(b) by reference.

(d)	Exhibits

Exhibit	Description

23.1	Consent of Moss Adams dated January 20, 2017

99.1	Audited financial statements of Smoke Free Technologies, Inc. dba Vapor Beast for the year ended December 31, 2015

99.2	Unaudited financial statements of Smoke Free Technologies, Inc. dba Vapor Beast as of and for the nine month periods ended September 30, 2016 and 2015

99.3	Unaudited pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURNING POINT BRANDS, INC.

Dated: January 20, 2017	By:	/s/ James Dobbins
James Dobbins
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Moss Adams dated January 20, 2017

99.1	Audited financial statements of Smoke Free Technologies, Inc. dba Vapor Beast for the year ended December 31, 2015

99.2	Unaudited financial statements of Smoke Free Technologies, Inc. dba Vapor Beast as of and for the nine month periods ended September 30, 2016 and 2015

99.3	Unaudited pro forma financial information